[Sutherland, Asbill & Brennan LLP Letterhead]

       STEPHEN E. ROTH

 DIRECT LINE: (202) 383-0158

 Internet: sroth@sablaw.com




                                  May 6, 1998




Board of Directors
The Life Insurance Company of Virginia
6610 West Broad Street
Richmond, Virginia 23230

Ladies and Gentlemen:

                  We hereby consent to the reference to our name under the caption "Legal Matters" in the Prospectus filed as part of Pre-Effective Amendment No. 1 to the registration statement on Form N-4 for GE Capital Life Separate Account II (File No. 333-39955). In giving this consent, we do not admit that we are in the category of persons whose consent is required under
Section 7 of the Securities Act of 1933.

                                                Very truly yours,

                                                SUTHERLAND, ASBILL & BRENNAN LLP



                                                By: /s/ Stephen E. Roth
                                                --------------------------------
                                                Stephen E. Roth